UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 8, 2022

New Mountain Finance Corporation
(Exact name of registrant as specified in its charter)

Delaware	814-00832	27-2978010
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1633 Broadway, 48th Floor, New York, NY 10019
(Address of principal executive offices)(zip code)

Registrant’s telephone number, including area code (212) 720-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	NMFC	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition
On November 8, 2022, New Mountain Finance Corporation (“NMFC” or the “Company”) issued a press release announcing financial results for its quarter-ended September 30, 2022. The press release is included as Exhibit 99.1 and incorporated herein by reference.
The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information provided herein shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 7, 2022, the Company’s board of directors appointed John R. Kline as the Chief Executive Officer of the Company, effective January 1, 2023, in addition to continuing in his role as President and a director. Mr. Kline joined New Mountain in 2008 and has been a senior executive within New Mountain Capital's credit effort since its inception that year. Also on November 7, 2022, the Company’s board of directors received and accepted the resignation of Robert A. Hamwee as Chief Executive Officer and appointed him Vice Chairman of the board of directors, effective January 1, 2023, with the continued ability to allocate half of his time to activities outside of credit and NMFC. As part of his responsibilities, Mr. Hamwee will continue to: (i) serve as a director of the Company and (ii) serve as a senior member of the Investment Committee of the Company’s Investment Adviser. The Company’s Investment Adviser believes that its management team, with the overall support of New Mountain Capital’s team of 215 professionals, is adequately staffed to support the Company.
Item 7.01.    Regulation FD Disclosure
    On November 8, 2022, NMFC issued a press release, included herewith as Exhibit 99.1, announcing the declaration of a fourth quarter 2022 distribution of $0.32 per share, payable on December 30, 2022 to holders of record as of December 16, 2022. Additionally, on November 8, 2022, NMFC made available on its website, http://www.newmountainfinance.com, a supplemental investor presentation with respect to the earnings release.
The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information provided herein shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.
d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated November 8, 2022

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MOUNTAIN FINANCE CORPORATION

Date: November 8, 2022	By:	/s/ Joseph W. Hartswell
		Name:	Joseph W. Hartswell
		Title:	Corporate Secretary and Chief Compliance Officer